SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549

                                  FORM 8-K/A

                                CURRENT REPORT
    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
    **********************************************************************
  Date of Report (Date of earliest event reported): July 29, 1994

MERRY LAND & INVESTMENT COMPANY, INC.
(Exact name of registrant as specified in its charter)

                 Georgia                                         0-10384
(State or other jurisdiction of incorporation)          (Commission File Number)

                                   58-0961876
                         (I.R.S. Employer I.D. Number)

    624 Ellis Street, Augusta, GA                             30901
(Address of principal executive offices)                   (Zip Code)

  Registrant's telephone number, including area code:  706/722-6756

          ____________________________________________________________
         (Former name or former address, if changed since last report)
     **********************************************************************

  The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current Report on Form 8-K (date of event reported: July 29, 1994) filed August 15, 1994, as previously amended on form 8-K/A filed on September 27, 1994, as set forth in the pages attached hereto.

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this amendment to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            MERRY LAND & INVESTMENT
                                            COMPANY, INC.


                                            By:           /S/
                                            ----------------------------
                                                   W. Tennent Houston
Filed:  February 7, 1995                            As Its President

                   COMBINED OPERATIONS OF THE PROPERTIES OF

                 FOGELMAN SECURED EQUITY LIMITED PARTNERSHIP

      STATEMENTS OF EXCESS OF REVENUES OVER SPECIFIC OPERATING EXPENSES

           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 (UNAUDITED)

                   AND FOR THE YEAR ENDED DECEMBER 31, 1993

                        TOGETHER WITH AUDITORS' REPORT

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS



To the Shareholders and
Board of Directors of
Merry Land & Investment Company, Inc.:

We have audited the accompanying statement of excess of revenues over specific operating expenses of the combined operations of the PROPERTIES OF FOGELMAN SECURED EQUITY LIMITED PARTNERSHIP for the year ended December 31, 1993. This financial statement is the responsibility of management. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of excess of revenue over specific operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of excess of revenues over specific operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Note 2, the financial statement excludes certain expenses that would not be comparable with those resulting from the operations of the property after acquisition by Merry Land & Investment Company, Inc. The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of the property's revenue and expenses.

In our opinion, the statement of excess of revenues over specific operating expenses referred to above presents fairly, in all material respects, the excess of revenues over specific operating expenses (exclusive of expenses described in Note 2) of the combined operations of the Properties of Fogelman Secured Equity Limited Partnership for the year ended December 31, 1993 in conformity with generally accepted accounting principles.

/S/ ARTHUR ANDERSEN LLP

Arthur Andersen LLP

Atlanta, Georgia
September 16, 1994

               THE COMBINED OF OPERATIONS OF THE PROPERTIES OF

                 FOGELMAN SECURED EQUITY LIMITED PARTNERSHIP


                    STATEMENTS OF EXCESS OF REVENUES OVER

                         SPECIFIC OPERATING EXPENSES

           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 (UNAUDITED)

                  AND FOR THE YEAR ENDED DECEMBER 31, 1993

                                               1994           1993
                                           ------------   ------------
                                            (Unaudited)
REVENUES:
  Rents (Note 1)                            $16,854,587    $21,331,739
  Other income                                  920,713      1,101,438
       Total revenues                        17,775,300     22,433,177
SPECIFIC OPERATING EXPENSES (Note 2):
  Personnel                                   1,837,718      2,424,187
  General and administrative                    716,788        644,233
  Marketing                                     540,035        711,907
  Repairs, maintenance,
    and contract services                     1,857,909      1,983,257
  Utilities                                     853,515      1,106,263
  Property insurance                            247,249        263,553
  Real estate taxes                           1,407,744      1,881,304
                                           ------------   ------------
                                              7,460,958      9,014,704
                                           ------------   ------------
EXCESS OF REVENUES OVER SPECIFIC
  OPERATING EXPENSES                       $ 10,314,342   $ 13,418,473
                                           ============   ============



        The accompanying notes are an integral part of these statements.

                 THE COMBINED OPERATIONS OF THE PROPERTIES OF

                 FOGELMAN SECURED EQUITY LIMITED PARTNERSHIP


                NOTES TO THE STATEMENTS OF EXCESS OF REVENUES

                       OVER SPECIFIC OPERATING EXPENSES

           FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994 (UNAUDITED)

                   AND FOR THE YEAR ENDED DECEMBER 31, 1993

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     Description of Properties

     Fogelman Secured Equity Limited Partnership ("FSELP") owns 3,343 apartment units throughout the eastern United States as follows:

          Apartments               Locations             Units
       ----------------    -------------------------     -----
       Steeplechase        Charlotte, North Carolina       247
       Landings            Memphis, Tennessee              292
       Champions Park      Atlanta, Georgia                252
       Champions Club      Richmond, Virginia              212
       Duraleigh Woods     Raleigh, North Carolina         362
       Sawmill Village     Columbus, Ohio                  340
       Clary's Crossing    Columbia, Maryland              198
       Windridge           Atlanta, Georgia                272
       English Hills       Charlotte, North Carolina       280
       Hunters Chase       Westlake, Ohio                  244
       Hickory Creek       Richmond, Virginia              294
       Bermuda Cove        Jacksonville, Florida           350
                                                         -----
                                                         3,343
                                                         =====

     On July 29, 1994, Merry Land & Investment Company, Inc. ("Merry Land") entered into a definitive agreement to purchase these 12 apartment complexes for $160 million cash. The seller has also agreed to pay claims for defects identified by Merry Land during its due diligence investigations of the properties. These claims total $5.6 million, and Merry Land will receive credit at closing toward the purchase price.

     Rental Income

     Rents from leases are accounted for ratably over the term of each lease which is generally for a period of 12 months or less.

2.   BASIS OF ACCOUNTING

     The accompanying statements of excess of revenues over specific operating expenses are presented on the accrual basis. The statements have been prepared in accordance with the applicable rules and regulations of the Securities and Exchange Commission for real estate properties acquired. Accordingly, the statements exclude certain historical expenses not comparable to the operations of the property after acquisition by Merry Land, such as depreciation, interest, and management fees. Merry Land has elected to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code and intends to maintain its qualification as a REIT in the future. Accordingly, no provision for federal or state income taxes is required.

                                                     MERRY LAND & INVESTMENT COMPANY, INC.
                                                          PRO FORMA STATEMENT OF INCOME
                                                 FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1994
                                                                  (Unaudited)
                                                       (In thousands, except per share data)

                                                       Prior 1994
                                                 Apartment Acquisitions   Fogelman Acquisition
                                                 ----------------------   --------------------
                                                   Combined                Combined                Interest
                                                 Results of              Results of                     and
                                             As    Acquired                Acquired                Dividend
                                       Reported  Properties Adjustments  Properties Adjustments  Adjustment   Pro Forma
                                       --------  ---------- -----------  ---------- -----------  ----------   ---------
                                                               increase
                                                             (decrease)
Income from property operations:
Rental and mineral royalty revenue      $73,223      $4,342 (a)             $17,775 (a)                         $95,340
  Rental expenses, property tax          27,248       1,887 (b)      23 (c)   7,460 (b)      45 (c)              36,663
    and insurance
  Depreciation of real estate owned      12,483                     708 (d)               3,240 (d)              16,431
                                        -------     -------     -------     -------     -------     -------     -------
  Operating income from properties       33,492       2,455       (731)      10,315     (3,285)           0      42,246

Other income:
  Other interest and dividend income      1,579                                                       1,579           0
  Other                                                                                                               0
                                        -------     -------     -------     -------     -------     -------     -------
                                          1,579           0           0           0           0       1,579           0
Expenses:
  Interest                                7,756                                                       4,279 (f)  12,035
  General and administrative              1,129                      11 (e)                  18 (e)               1,158
  Other                                     746                                                                     746
  Costs associated with refinancing           0                                                                       0
    of debt
                                        -------     -------     -------     -------     -------     -------     -------
                                          9,631           0          11           0          18       4,279      13,939

Income before gains and income taxes     25,440       2,455       (742)      10,315     (3,303)     (2,700)      28,307

Gains on sales of assets:
  Gains on sales of investments             254                                                                     254
  Gains on sales of real estate               0                                                                       0
                                        -------     -------     -------     -------     -------     -------     -------
                                            254           0           0           0           0           0         254
                                        -------     -------     -------     -------     -------     -------     -------
Net income                               25,694      $2,455      ($742)     $10,315    ($3,303)    ($2,700)     $28,561
                                        =======     =======     =======     =======    ========    ========     =======
Preferred dividend requirement            5,353                                                                   4,923 (g)
                                        -------                                                                 -------
Net income available for common shares  $20,341                                                                 $23,638
                                        =======                                                                 =======
Net income per common share               $0.81                                                                   $0.81
  (fully diluted)
Weighted Average number of common shares
   outstanding                           25,007                                                                  29,012


See notes and assumptions to unaudited pro forma statements of income.

                    MERRY LAND & INVESTMENT COMPANY, INC.

        Notes and Assumptions to Unaudited Pro Forma Income Statement

(a) Represents adjustments to reflect a full period of rental income from the properties acquired during 1994, as appropriate for the period presented.

(b) Represents adjustments to reflect a full period of operating expenses on properties acquired during 1994, as appropriate for the period presented.

(c) Represents adjustments to reflect additional management costs on properties acquired during 1994, as appropriate for the period presented.

(d) Represents adjustments to reflect a full period of depreciation on properties acquired during 1994, as appropriate for the period presented.

(e) Represents adjustments to reflect the additional general and administrative expenses required by an increase in personnel and associated costs related to properties acquired during 1994, as appropriate for the period presented.

(f) Represents adjustment to interest expense and other interest and dividend income resulting from the sale of the 6.625% senior notes, property acquisitions, payoff of other debt and the use of common and preferred stock offering proceeds, as appropriate for the period presented.

(g) Represents the 7% dividend requirement on the preferred stock outstanding.


NOTE: No pro forma balance sheet has been prepared. The Company financed the purchase of the $160 million property acquisition and the July 29, 1994 apartment acquisition ($12.5 million) through collection of the proceeds from the June 1994 stock offering ($76,760,000), July proceeds from the overallotment on the offering ($11,514,000), sales of securities and additional draws on the unsecured bank line. Giving effect to these transactions, pro forma balances as of September 30, 1994 are as follows (in 000's):

       Properties               $747,328
       Total assets             $754,801
       Total debt               $225,851
       Shareholders' equity     $491,362